EXHIBIT 10.3(H)
THE    The CIT Group/
CIT    Credit Finance
GROUP  1211 Avenue of the Americas
       New York, NY  10036
       Tel:  212-790-9100
       Fax: 212-790-9123

June 2, 1999

Pharmaceutical Formulations, Inc.
460 Plainfield Ave.
Edison, New Jersey 08817

Re: Loan and Security Agreement, dated August 4, 1989, between The CIT Group/Credit Finance, Inc., assignee of Fidelcor Business Credit Corporation ("Lender"), and Private Formulations, Inc., predecessor by merger of Pharmaceutical Formulations, Inc., ("Borrower") (as amended, the "Loan Agreement") and all related guaranties, security agreements, documents and instruments (collectively, the "Financing Agreements")

Gentlemen:

You have requested and we have agreed to amend the Financing Agreements as set forth below, effective as of April 1, 1999. Capitalized terms appearing below that are not defined below shall have the meanings given in the Loan Agreement.

     1. Notwithstanding anything to the contrary contained in any of the Financing Agreements as amended, the interest rate to be charged pursuant to the Loan Agreement is hereby amended effective April 1, 1999 to be the Prime Rate plus one and one quarter percent (1.25%) per annum. The default interest rate provided for in the Loan Agreement shall remain unchanged.

Except as herein above specifically provided, the Loan Agreement, the Guaranty and all of the other Financing Agreements shall remain unmodified and in full force and effect.

Please signify your agreement with the foregoing by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/CREDIT FINANCE, INC.


By: /S/
    ------------------------------
Title:  VICE PRESIDENT


AGREED:

PHARMACEUTICAL FORMULATIONS, INC.


By: /S/ C.H. STRAUB
   -------------------------------
Title:  SENIOR VICE PRESIDENT


CONFIRMED:

EXTRA PARENT CORP.


By: /S/ C.H. STRAUB
    -------------------------------
Title:  SENIOR VICE PRESIDENT


ICC INDUSTRIES INC.


By: /S/ JOHN L. ORAM
    -------------------------------
Title:  PRESIDENT